SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CEC ENTERTAINMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

CEC ENTERTAINMENT, INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 08, 2010

Date: May 04, 2010 Time: 8:00 AM CDT

Location: Chuck E. Cheese’s

3903 West Airport Freeway

Irving, Texas 75062

CEC ENTERTAINMENT, INC.

LEGAL DEPARTMENT

4441 W. AIRPORT FREEWAY

IRVING, TX 75062

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Annual Report

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BYTELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the I following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2010 to facilitate timely delivery.

— How To Vote —

Please Choose One of The Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors Nominees

01 Michael H. Magusiak 02 Larry T. McDowell 03 Walter Tyree

The Board of Directors recommends you vote FOR the following proposal(s):

2 Proposal to approve an amendment to the Company’s Restated Articles of Incorporation to eliminate classification of the Board of Directors, if the elimination of cumulative voting pursuant to Proposal 3 is approved.

3 Proposal to approve an amendment to the Company’s Restated Articles of Incorporation to eliminate cumulative voting, if the elimination of the classified board pursuant to Proposal 2 is approved.

4 Proposal to approve an amendment to the Company’s Second Amended and Restated 2004 Restricted Stock Plan adding 300,000 shares to the maximum number of shares that may be issued under the plan.

5 Proposal to approve an amendment to the Company’s Amended and Restated Non-Employee Directors Restricted Stock Plan adding 50,000 shares to the maximum number of shares that may be issued under the plan.

6 Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year.

NOTE: In their discretion, upon such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

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